UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 8, 2012

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 8, 2012, Consumers Energy Company (“Consumers”) issued and sold $375,000,000 principal amount of its 2.85% First Mortgage Bonds due 2022 (the “Bonds”), pursuant to a registration statement on Form S-3 that Consumers filed with the Securities and Exchange Commission utilizing a “shelf” registration process (No. 333-174906-01) (the “Registration Statement”), a Preliminary Prospectus Supplement dated May 1, 2012 to Prospectus dated June 15, 2011, an Issuer Free Writing Prospectus that included the final terms of the transaction, a Final Prospectus Supplement dated May 1, 2012 to Prospectus dated June 15, 2011 and an underwriting agreement among Consumers and the underwriters named in that agreement with respect to the Bonds. Consumers intends to use the net proceeds from the offering and cash on hand to redeem all outstanding Consumers 5.375% First Mortgage Bonds due 2013 ($375,000,000 aggregate principal amount).

This Current Report on Form 8-K is being filed to file certain documents in connection with the offering as exhibits to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated May 1, 2012 among Consumers and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc., Wells Fargo Securities, LLC, Comerica Securities, Inc., MFR Securities, Inc., Samuel A. Ramirez & Company, Inc., and The Williams Capital Group, L.P., as underwriters.

4.1	117th Supplemental Indenture dated as of May 8, 2012 between Consumers and The Bank of New York Mellon, as Trustee.

4.2	Form of 2.85% First Mortgage Bonds due 2022 (included in Exhibit 4.1).

5.1	Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of Consumers, dated May 8, 2012, regarding the legality of the Bonds.

23.1	Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-174906-01).

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers Energy”) Form 10-K each for the Year Ended December 31, 2011 and as updated in CMS Energy’s and Consumers Energy’s Forms 10-Q for the Quarter Ended March 31, 2012. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: May 8, 2012	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated: May 8, 2012	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

Exhibit Index

1.1	Underwriting Agreement dated May 1, 2012 among Consumers and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc., Wells Fargo Securities, LLC, Comerica Securities, Inc., MFR Securities, Inc., Samuel A. Ramirez & Company, Inc., and The Williams Capital Group, L.P., as underwriters.

4.1	117th Supplemental Indenture dated as of May 8, 2012 between Consumers and The Bank of New York Mellon, as Trustee.

4.2	Form of 2.85% First Mortgage Bonds due 2022 (included in Exhibit 4.1).

5.1	Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of Consumers, dated May 8, 2012, regarding the legality of the Bonds.

23.1	Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-174906-01).